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                                                                    Exhibit 24.1

                                TECO ENERGY, INC.
                                POWER OF ATTORNEY

     WHEREAS, the Board of Directors of TECO Energy, Inc., a Florida corporation, at a meeting held on January16, 2002, authorized the officers and Directors of the Corporation to execute an Annual Report on Form 10-K and authorized the officers of the Corporation to file said Annual Report with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended.

     NOW, THEREFORE, each of the undersigned in his capacity as a Director or officer or both, as the case may be, of said Corporation, does hereby appoint R.
D. Fagan, G. L. Gillette, and D. E. Schwartz, and each of them, severally, his true and lawful attorneys or attorney to execute in his name, place and stead, in his capacity as Director or officer or both, as the case may be, of said Corporation, said Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys has the power to act hereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, and each of the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN TESTIMONY WHEREOF, the undersigned have executed this instrument on the dates set forth below.


                     /s/ R. D. Fagan
              ----------------------
           R. D. Fagan, Chairman of the Board,
     President, Director and Chief Executive Officer
              (Principal Executive Officer)
                                                             January 16, 2002


                     /s/ G. L. Gillette
              -------------------------
     G. L. Gillette, Senior Vice President-Finance
           and Chief Financial Officer
          (Principal Financial Officer)
                                                             January 16, 2002


                     /s/ S. A. Myers
              ----------------------
     S. A. Myers, Vice President-Corporate
              Accounting and Tax
        (Principal Accounting Officer)
                                                             January 16, 2002


                     /s/ C. D. Ausley
              -----------------------
               C. D. Ausley, Director
                                                             January 16, 2002


                     /s/ S. L. Baldwin
              ------------------------
               S. L. Baldwin, Director
                                                             January 16, 2002


                     /s/ J. L. Ferman, Jr.
              ----------------------------
               J. L. Ferman, Jr., Director
                                                             January 16, 2002


                     /s/ L. Guinot, Jr.
              -------------------------
               L. Guinot, Jr., Director
                                                             January 16, 2002


                     /s/ I. D. Hall
              ---------------------
                I. D. Hall Director
                                                             January 16, 2002


                     /s/ T. L. Rankin
              -----------------------
               T. L. Rankin, Director
                                                             January 16, 2002


                     /s/ W. D. Rockford
              -------------------------
               W. D. Rockford, Director
                                                             January 16, 2002


                     /s/ W. P. Sovey
              ----------------------
               W. P. Sovey, Director

                    January 16, 2002
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                       /s/ J. T. Touchton
              ----------------------------                     January 16, 2002
                 J. T. Touchton, Director


                       /s/ J. A. Urquhart
              ----------------------------                     January 18, 2002
                 J. A. Urquhart, Director


                     /s/ J. O. Welch, Jr.
              ----------------------------                    January 16, 2002
               J. O. Welch, Jr., Director